Commitments and Contingencies	12 Months Ended
May. 31, 2015
Commitments and Contingencies

Note 8 – Commitments and Contingencies

Upon the successful completion of our Phase 2b study and in anticipation for the upcoming U.S. Phase 3 clinical trial, the Company entered into a project work order with its current clinical research organization (“CRO”). The estimated cost for this study is approximately $13 million to $15 million, of which $4.4 million represents direct service fees payable to the CRO. Under the terms of this agreement, the Company paid an execution fee of $733,916 toward direct service fees. These fees are reflected as a current asset and has an unamortized balance of such amount at May 31, 2015. The balance of the estimated trial costs are provided by third parties, such as testing laboratories and patient clinics.

In furtherance of our business strategy and subsequent to fiscal year-end 2014, the Company entered into a manufacturing agreement with a contract manufacturing organization to manufacture additional PRO 140. The remaining costs to be incurred under this agreement, are approximately $3.6 million, of which approximately $3.2 million represent a fixed contractual obligation pursuant to various termination provisions. The total future estimated costs of manufacturing may vary materially depending on future decisions by management and its technical consultants with respect to various scientific and regulatory requirements.

In addition, from time to time, the Company is involved in claims and suits that arise in the ordinary course of business. Management currently believes that the resolution of any such claims against the Company, if any, will not have a material adverse effect on the Company’s business, financial condition or results of operations.